Common shares	12 Months Ended
Dec. 31, 2020
Shareholders' equity:
Common shares

The Company is authorized to issue an unlimited number of common shares, of which the following are issued and outstanding:

	For the years ended
	December 31, 2020		December 31, 2019
	# of shares	$ amount	# of shares	$ amount
As at the beginning of the year	64,406,891	$95,313,064	68,573,558	$96,656,248
Issuance for Employee Stock Purchase Plan	30,899	14,059	-	-
Shares retired during the year	-	-	(4,166,667)	(1,343,184)
As at the end of the year	64,437,790	95,327,123	64,406,891	95,313,064

	For the Year Ended December 31, 2018
	# of shares	$ amount
As at the beginning of the year	58,161,133	$88,121,286
Shares issued during the year:
Issuance of Common Stock
the Private Placement	10,264,946	8,387,451
Exercise of stock options	6,667	5,067
Transfer from contributed capital
from on the exercise of stock options	-	6,441
Finder’s fee	140,812	136,003
As at the end of the year	68,573,558	96,656,248

In 2019 the Company purchased 4,166,667 common shares in the capital of the Company at a price of $0.30 per common share for total gross costs of $1.25 million plus related costs of $93,184 through a targeted issuer bid. The 4,166,667 shares were cancelled immediately after they were purchased.

In July 2018, the company completed a private placement. In total, AGV purchased 10,264,946 Units at a price of $0.924 per Unit for total gross proceeds of approximately $9,484,810 comprising one share and a third of a warrant. All of AGV’s 3,421,648 warrants expired as of October 31, 2019. A finder’s fee of 3% of the total amount of the Private Placement, which was paid one half in shares and one half in cash in 2018.